                                                                                                December 15, 2010

Advantage Funds, Inc.

-Dreyfus Global Real Return Fund (the “Fund”)

Supplement to Statement of Additional Information (the “SAI”)

dated April 30, 2010

            The following information supplements the information contained in the section of the Fund’s SAI entitled “Management Arrangements - Portfolio Management” and “Management Arrangements – Additional Information about the Portfolio Managers”:

Suzanne Hutchins and James Harries are the Fund’s primary portfolio managers.

            Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of November 30, 2010:

portfolio manager	registered investment company accounts	assets managed	pooled accounts	assets managed	other accounts	assets managed

suzanne hutchins	1	$5.4m	1	$39.5m	0	$0

None of these accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by each primary portfolio manager is as follows as of November 30, 2010:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
Suzanne Hutchins	Dreyfus Global Real Return Fund	None